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Exhibit 99.2

        CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of U.S. Restaurant Properties, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission of the date hereof (the "Report"), I, Stacy M. Riffe, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully compliles with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ STACY M. RIFFE Stacy M. Riffe Chief Financial Officer May 2, 2003

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Exhibit 99.2